Exhibit 99.1

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5.750	1	$600,000.00	0.08%	600,000.00	360	722	77.32
6.000	1	594,810.39	0.08	594,810.39	358	747	80.00
6.125	1	509,903.92	0.07	509,903.92	359	779	80.00
6.250	8	5,852,441.28	0.75	731,555.16	359	728	73.61
6.375	8	5,837,920.00	0.75	729,740.00	360	743	67.73
6.500	52	34,763,467.25	4.47	668,528.22	341	747	69.83
6.625	46	29,185,971.08	3.76	634,477.63	341	750	71.94
6.670	1	422,500.00	0.05	422,500.00	360	782	88.02
6.740	1	495,000.00	0.06	495,000.00	360	769	90.00
6.750	404	246,023,140.77	31.66	608,968.17	357	750	73.77
6.775	1	462,500.00	0.06	462,500.00	240	703	84.09
6.785	1	526,500.00	0.07	526,500.00	360	706	90.00
6.875	374	219,283,847.29	28.22	586,320.45	360	747	75.57
6.880	1	445,000.00	0.06	445,000.00	360	741	94.08
6.940	1	441,000.00	0.06	441,000.00	360	754	90.00
6.999	5	2,644,697.00	0.34	528,939.40	360	765	81.05
7.000	136	81,239,535.05	10.46	597,349.52	359	747	76.01
7.005	4	1,972,500.00	0.25	493,125.00	360	735	94.83
7.125	89	52,621,907.73	6.77	591,257.39	358	732	77.22
7.130	3	1,429,700.00	0.18	476,566.67	360	744	93.77
7.145	1	432,000.00	0.06	432,000.00	360	696	90.00
7.250	60	35,136,983.65	4.52	585,616.39	360	740	76.69
7.300	1	424,776.08	0.05	424,776.08	237	666	90.00
7.375	33	17,699,489.68	2.28	536,348.17	359	738	80.43
7.500	29	17,612,906.89	2.27	607,341.62	360	722	77.36
7.625	8	4,398,688.65	0.57	549,836.08	360	745	79.86
7.750	11	6,211,838.80	0.80	564,712.62	360	730	79.79
7.875	2	1,440,000.00	0.19	720,000.00	360	773	80.00
8.000	3	1,760,500.00	0.23	586,833.33	360	745	61.72
8.125	5	3,588,450.00	0.46	717,690.00	357	731	78.30
8.375	2	1,146,763.00	0.15	573,381.50	360	720	78.40
8.500	3	1,787,688.87	0.23	595,896.29	359	733	80.00
Total	1,296	$776,992,427.38	100.00%
_________
(1)
The lender acquired mortgage insurance Mortgage Loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the Mortgage Loans (net of such premiums) was approximately 6.900% per annum. Without the adjustment, the weighted average mortgage rate of the Mortgage Loans was approximately 6.904% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
400,000.01 - 450,000.00	159	$69,545,733.64	8.95%	437,394.55	6.921	355	746	78.12
450,000.01 - 500,000.00	304	145,783,171.02	18.76	479,549.90	6.954	358	740	76.82
500,000.01 - 550,000.00	217	114,004,143.29	14.67	525,364.72	6.902	358	741	75.79
550,000.01 - 600,000.00	188	108,426,703.42	13.95	576,737.78	6.882	357	748	74.33
600,000.01 - 650,000.00	134	84,225,173.73	10.84	628,546.07	6.915	355	748	76.09
650,000.01 - 700,000.00	68	46,106,042.84	5.93	678,030.04	6.914	357	748	75.77
700,000.01 - 750,000.00	44	31,980,585.90	4.12	726,831.50	6.942	360	754	75.97
750,000.01 - 1,000,000.00	143	126,207,444.61	16.24	882,569.54	6.889	358	742	73.62
1,000,000.01 - 1,500,000.00	33	40,163,021.29	5.17	1,217,061.25	6.777	353	759	68.47
1,500,000.01 - 2,000,000.00	6	10,550,407.64	1.36	1,758,401.27	6.788	360	760	63.56
Total	1,296	$776,992,427.38	100.00%

__________
(1)	As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $599,531.

FICO Credit Scores(1)(2)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
660 - 679	69	$38,792,640.28	4.99%	562,212.18	7.031	355	669	77.76
680 - 699	62	35,290,190.02	4.54	569,196.61	6.910	356	690	77.09
700 - 719	239	143,787,217.12	18.51	601,620.16	6.929	358	709	75.52
720 and Above	926	559,122,379.96	71.96	603,803.87	6.889	357	764	74.73
Total	1,296	$776,992,427.38	100.00%

___________
(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 746.
(2)
The FICO Credit Scores referenced in this table with respect to substantially all of the Initial Mortgage Loans were obtained from one or more credit reporting agencies in connection with the origination of such mortgage loan.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	42	$28,839,354.81	3.71%	686,651.31	6.809	353	757	42.81
50.01 - 55.00	32	20,168,393.56	2.60	630,262.30	6.853	350	750	53.09
55.01 - 60.00	42	28,410,116.16	3.66	676,431.34	6.749	354	760	57.98
60.01 - 65.00	60	39,145,018.70	5.04	652,416.98	6.861	352	745	63.06
65.01 - 70.00	100	62,621,996.06	8.06	626,219.96	6.849	357	740	68.15
70.01 - 75.00	101	61,887,886.67	7.97	612,751.35	6.888	359	747	73.68
75.01 - 80.00	835	494,533,014.09	63.65	592,255.11	6.919	358	745	79.58
80.01 - 85.00	7	3,699,450.00	0.48	528,492.86	6.783	345	736	83.98
85.01 - 90.00	41	20,525,534.37	2.64	500,622.79	7.035	348	732	89.41
90.01 - 95.00	36	17,161,662.96	2.21	476,712.86	7.175	360	735	94.75
Total	1,296	$776,992,427.38	100.00%

__________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 75.13%.
(2)	Does not take into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	38	$26,297,454.81	3.38%	692,038.28	6.811	353	760	42.60
50.01 - 55.00	31	20,023,393.56	2.58	645,915.92	6.852	353	749	52.40
55.01 - 60.00	37	25,322,655.88	3.26	684,396.10	6.766	353	763	58.05
60.01 - 65.00	55	35,846,827.77	4.61	651,760.50	6.844	351	742	62.84
65.01 - 70.00	95	58,439,396.06	7.52	615,151.54	6.847	357	739	67.57
70.01 - 75.00	90	55,393,345.47	7.13	615,481.62	6.879	358	750	72.96
75.01 - 80.00	435	270,179,394.29	34.77	621,102.06	6.890	358	749	79.08
80.01 - 85.00	41	22,890,270.53	2.95	558,299.28	6.859	358	736	79.82
85.01 - 90.00	242	141,514,774.44	18.21	584,771.80	6.946	358	745	80.87
90.01 - 95.00	157	80,682,623.06	10.38	513,902.06	6.998	358	736	82.27
95.01 - 100.00	75	40,402,291.51	5.20	538,697.22	7.038	357	730	79.66
Total	1,296	$776,992,427.38	100.00%

___________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 79.39%.
(2)	Takes into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Arizona	36	$22,224,107.53	2.86%	617,336.32	7.069	357	748	77.55
California	400	239,591,436.83	30.84	598,978.59	6.857	356	745	73.23
Colorado	43	25,456,218.13	3.28	592,005.07	6.998	355	746	74.41
Florida	50	31,030,188.62	3.99	620,603.77	6.960	357	746	75.91
Illinois	28	17,822,076.59	2.29	636,502.74	7.004	360	741	73.46
Maryland	63	34,765,897.46	4.47	551,839.64	6.954	357	745	76.18
Massachusetts	27	16,439,953.00	2.12	608,887.15	6.946	360	746	72.48
Nevada	30	17,557,683.16	2.26	585,256.11	6.978	360	756	79.45
New Jersey	84	51,678,083.42	6.65	615,215.28	6.891	359	741	74.84
New York	73	40,868,851.00	5.26	559,847.27	6.937	360	740	76.10
Texas	42	25,838,041.11	3.33	615,191.46	6.967	357	737	77.99
Virginia	78	46,875,628.16	6.03	600,969.59	6.860	357	759	76.75
Washington	52	30,089,838.92	3.87	578,650.75	6.843	357	746	76.40
Other (less than 2%)	290	176,754,423.45	22.75	609,498.01	6.902	356	745	75.95
Total	1,296	$776,992,427.38	100.00%

____________
(1)
The Other row in the preceding table includes 30 other states and the District of Columbia with under 2% concentrations individually.  As of the cut-off date, no more than approximately 0.450% of the Mortgage Loans were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Purchase	812	$495,710,187.61	63.80%	610,480.53	6.911	359	752	76.93
Refinance (Rate/Term)	233	140,435,308.95	18.07	602,726.65	6.925	356	736	73.82
Refinance (Cash out)	251	140,846,930.82	18.13	561,143.15	6.858	351	733	70.10
Total	1,296	$776,992,427.38	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Low-Rise Condominium	68	$38,878,377.98	5.00%	571,740.85	6.891	358	749	77.34
High-Rise Condominium	1	1,200,000.00	0.15	1,200,000.00	6.750	360	766	77.92
Single Family Residence	809	488,140,704.01	62.82	603,387.77	6.895	357	744	74.28
2-4 Family	12	8,159,366.34	1.05	679,947.20	6.949	360	739	74.90
Planned Unit Development	403	239,152,279.05	30.78	593,429.97	6.923	357	749	76.46
Cooperative	3	1,461,700.00	0.19	487,233.33	7.004	360	733	83.36
Total	1,296	$776,992,427.38	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	1,206	$720,635,385.43	92.75%	597,541.78	6.902	357	745	75.41
Secondary Residence	90	56,357,041.95	7.25	626,189.36	6.931	355	754	71.61
Total	1,296	$776,992,427.38	100.00%

____________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	1,156	$692,271,773.18	89.10%	598,851.01	6.904	746	75.28	360
359	96	57,439,479.25	7.39	598,327.91	6.980	745	75.89	360
358	6	3,440,810.39	0.44	573,468.40	6.771	726	81.62	360
357	3	2,161,500.00	0.28	720,500.00	6.808	752	63.32	360
356	1	451,742.28	0.06	451,742.28	7.500	729	80.00	360
353	1	993,566.09	0.13	993,566.09	6.500	778	64.23	360
352	1	991,960.28	0.13	991,960.28	6.250	706	57.14	360
345	1	730,000.00	0.09	730,000.00	8.125	776	73.74	345
341	1	602,200.00	0.08	602,200.00	7.375	675	88.56	341
240	22	13,117,050.00	1.69	596,229.55	6.653	737	67.08	240
239	6	3,928,956.72	0.51	654,826.12	6.749	769	69.19	240
238	1	438,613.11	0.06	438,613.11	6.625	804	80.00	240
237	1	424,776.08	0.05	424,776.08	7.500	666	90.00	240
Total	1,296	$776,992,427.38	100.00%

____________
(1)	As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 357 months.

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	858	$515,461,888.99	66.34%	600,771.43	6.889	356	748	74.45
120	438	261,530,538.39	33.66	597,101.69	6.934	360	741	76.47
Total	1,296	$776,992,427.38	100.00%

6

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	1,284	$770,652,270.02	99.18%	600,196.47	6.903	357	746	75.16
36	1	485,000.00	0.06	485,000.00	6.750	359	724	61.78
60	11	5,855,157.36	0.75	532,287.03	7.083	360	722	71.95
Total	1,296	$776,992,427.38	100.00%